VIRTUS KAR Small-Cap Core Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—98.2%
Communication Services—3.8%
Rightmove plc	9,575,590	$ 59,202
Consumer Discretionary—6.8%
Acushnet Holdings Corp.	1,612,041	68,447
LCI Industries	414,120	38,286
		106,733

Consumer Staples—1.5%
PriceSmart, Inc.	383,189	23,290
Energy—1.1%
Dril-Quip, Inc.(1)	639,140	17,365
Financials—24.5%
Artisan Partners Asset Management, Inc. Class A	1,353,877	40,210
BancFirst Corp.	452,429	39,895
FactSet Research Systems, Inc.	139,040	55,784
First Hawaiian, Inc.	2,738,755	71,317
Moelis & Co. Class A	1,374,917	52,756
Primerica, Inc.	563,087	79,857
RLI Corp.	333,403	43,766
		383,585

Health Care—5.4%
Atrion Corp.	48,880	27,346
CorVel Corp.(1)	392,580	57,054
		84,400

Industrials—41.2%
Donaldson Co., Inc.	389,200	22,912
EMCOR Group, Inc.	711,170	105,331
FTI Consulting, Inc.(1)	651,894	103,521
Graco, Inc.	968,110	65,115
Landstar System, Inc.	450,009	73,307
RBC Bearings, Inc.(1)	267,987	56,103
Simpson Manufacturing Co., Inc.	913,497	80,991
Toro Co. (The)	649,701	73,546
Watts Water Technologies, Inc. Class A	423,874	61,983
		642,809

	Shares	Value

Information Technology—12.8%
Aspen Technology, Inc.(1)	188,612	$ 38,741
Clearwater Analytics Holdings, Inc. Class A (1)	993,878	18,635
Jack Henry & Associates, Inc.	175,100	30,741
Manhattan Associates, Inc.(1)	522,220	63,397
Teledyne Technologies, Inc.(1)	121,168	48,456
		199,970

Materials—1.1%
AptarGroup, Inc.	155,112	17,059
Total Common Stocks (Identified Cost $1,009,948)		1,534,413

Total Long-Term Investments—98.2% (Identified Cost $1,009,948)		1,534,413

Short-Term Investment—1.7%
Money Market Mutual Fund—1.7%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.190%)(2)	26,184,900	26,185
Total Short-Term Investment (Identified Cost $26,185)		26,185

TOTAL INVESTMENTS—99.9% (Identified Cost $1,036,133)		$1,560,598
Other assets and liabilities, net—0.1%		850
NET ASSETS—100.0%		$1,561,448

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the value of the Fund’s investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,534,413	$1,534,413
Money Market Mutual Fund	26,185	26,185
Total Investments	$1,560,598	$1,560,598
There were no securities valued using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2022.
There were no transfers into or out of Level 3 related to securities held at December 31, 2022.
See Notes to Schedule of Investments

VIRTUS KAR Small-Cap Core Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2022
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the Adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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